EXHIBIT 4.2


                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of December 26, 2003 by and among (i) EP MedSystems, Inc., a New Jersey corporation (the "Company"), (ii) each purchaser of Common Stock (as defined below) pursuant to the Stock Purchase Agreement (as defined below) (collectively, the "Investors" and each individually, an "Investor"), and (iii) each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of Section 12 hereof (each an "Investor Permitted Transferee" and collectively, the "Investor Permitted Transferees");

     WHEREAS, the Company has agreed to issue and sell to the Investors, and the Investors have agreed to purchase from the Company up to an aggregate of 3,200,000 shares (the "Purchased Shares") of the Company's common stock, no par value, $0.001 stated value per share (the "Common Stock"), all upon the terms and conditions set forth in that certain Common Stock Purchase Agreement, dated of even date herewith, between the Company and the Investors (the "Stock Purchase Agreement"); and

     WHEREAS, the terms of the Stock Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder, for the Company and the Investors to execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     1. Definitions. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

     "Affiliate" of a party means any other Person controlling, controlled by or under common control with the specified Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Board" shall mean the board of directors of the Company.

     "Closing" shall have the meaning ascribed to such term in the Stock Purchase Agreement.

     "Closing Date" shall have the meaning ascribed to such term in the Stock Purchase Agreement.

     "Effectiveness Deadline" shall be one hundred twenty (120) days after the Closing Date.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

     "Filing Date Deadline" shall be thirty (30) days after the Closing Date.
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     "Investors"  shall  mean,  collectively,  the  Investors  and the  Investor
     Permitted Transferees; provided, however, that the term "Investors" shall not include any of the Investors or any of the Investor Permitted Transferees that ceases to own or hold any Purchased Shares.

     "Majority Holders" shall mean, at the relevant time of reference thereto, those Investors holding more than fifty percent (50%) of the Registrable Shares held by all of the Investors.

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "Person" shall mean an individual, corporation, company, partnership, firm, association, joint venture, trust, unincorporated organization, government, governmental body, agency, political subdivision or other entity.

     "Qualifying Holder" shall have the meaning ascribed thereto in Section 12 hereof.

     "Registrable Shares" shall mean (i) the Purchased Shares, (ii) any shares of Common Stock issued pursuant to Section 3(e) or Section 3(f) hereof and
     (iii) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution (including a stock split or reverse stock split) with respect to, or in exchange for, or in replacement of, the shares of Common Stock referred to in clause (i) or (ii) of this definition.

     "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

2. Effectiveness; Termination. This Agreement shall become effective and legally binding only if the Closing occurs. This Agreement shall terminate and be of no further force or effect, automatically and without any action being required of any party hereto, upon the termination of the Stock Purchase Agreement pursuant to Section 7 thereof. Nothing contained herein or in any agreement or document relating to this transaction, and no action taken by any Investor, shall be deemed to constitute the Investors as, or to create any presumption that the Investors are in any way acting in concert or as, a group with respect to the obligations or transaction hereunder. Each Investor shall be entitled to independently protect and enforce its rights hereunder.

3.       Registration.

(a) As soon as practicable, but in no event later than the Filing Date Deadline, the Company shall prepare and file with the SEC a registration statement on Form S-3 for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of,
     the  Investors  as  selling  stockholders   thereunder

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     (the  "Registration  Statement",  which  term,  for  purposes  of Section 5 hereof, shall include each Piggyback Registration Statement (as defined below)). The Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. The Company shall use all commercially reasonable efforts to cause the Registration Statement to be declared effective as promptly as possible after filing, but in no event later than the Effectiveness Deadline, and shall be required to keep the Registration Statement effective until such date that is the earlier of (i)
     the  second   anniversary  of  the  effective  date  of  such  Registration
     Statement; and (ii) the date on which the Shares can be sold by non-affiliates of the Company without registration under Rule 144(k)
     promulgated   under  the  Securities  Act  (the   "Mandatory   Registration
     Termination Date"). Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Investors shall have no further right to offer or sell any of the Registrable Shares pursuant to the Registration Statement (or any Prospectus relating thereto). The Company will timely file a Form D in accordance with the provisions of Regulation D promulgated by the SEC under the Securities Act with respect to the transactions contemplated by Stock Purchase Agreement and this Agreement.

(b) Unless otherwise agreed to by the Company and the Investors, the offer and sale of the Registrable Shares pursuant to the Registration Statement shall not be underwritten.

(c) The Company represents and warrants that, as of the date of this Agreement, it meets the requirements for the use of Form S-3 for registration of the resale by the Investors of the Registrable Shares, and it will use its commercially reasonable efforts to continue to meet such requirements during the period in which it takes to have the Registration Statement declared effective.

(d) The Company shall cause all of the Registrable Shares to be listed on the Nasdaq SmallCap Market.

(e) This Section 3(e) shall apply to the Company's obligation under Section 3(a) hereof to file the Registration Statement with the SEC and to cause such Registration Statement to become effective. Subject to the provisions below, the Company and Investors agree that the Investors will suffer damages if the Registration Statement is not filed on or prior to the Filing Date Deadline and not declared effective by the SEC, subject to receipt of the necessary information from the Investors, on or prior to the Effectiveness Deadline. The Company and the Investors further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement is not filed on or prior to the Filing Date Deadline; or (ii) the Registration Statement is not declared effective prior to the Effectiveness Deadline (unless, in each case, an Event results, directly or indirectly, from any act of war or terrorism) (each of the events listed in (i)-(ii) above being referred to as an "Event"), then the Company shall pay to each Investor as liquidated damages for any such failure and not as a penalty an amount equal to 1.0% of the purchase price for the Shares purchased by such Investor pursuant to the Stock Purchase Agreement for each full thirty (30) day period (pro rata on a 360 day basis) following an Event until such Event has been cured. Such Liquidated Damages (as defined below) shall be payable monthly, at the election of the Company, in (x) cash by wire transfer of immediately

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     available  funds or  (y) that  number of shares  of Common  Stock  equal to
     (A) the amount owed to such Investor in Liquidated Damages pursuant to this
     Section 3(f) divided by (B) $2.56 (rounding down to the nearest whole share).

(f) Subject to the provisions below, and except as provided in Section 11 hereof, should the effectiveness of the Registration Statement or the Prospectus included therein (the "Prospectus") lapse for any reason while the Company has any obligation to maintain such Registration Statement and Prospectus or the Registration Statement or Prospectus ceases to be usable for any reason, and the Company does not cure such lapse in effectiveness or other reason, within 15 business days (the "Cure Period") by a post-effective amendment to the Registration Statement, a supplement to the Prospectus or a report filed pursuant to the Exchange Act that cures such lapse, the Company shall pay each Investor damages from the period from and including the first day following the expiration of the Cure Period until, but excluding, the earlier of (1) the date in which such failure is cured and (2) the date which is fifteen (15) months following the Closing Date, at a rate equal to 1% per annum (pro rata on a 360 day basis) of the total purchase price for the Purchased Shares purchased by each Investor pursuant to the Stock Purchase Agreement. Such Liquidated Damages (as defined below) shall be payable monthly, at the election of the Company, in (x) cash by wire transfer of immediately available funds or (y) that number of shares of Common Stock equal to (A) the amount owed to such Investor in Liquidated Damages pursuant to this Section 3(f) divided by (B) $2.56 (rounding down to the nearest whole share).

(g) For purposes of Section 3(e) and Section 3(f), the amounts payable by the Company under this Agreement are referred to collectively herein as "Liquidated Damages". In any event, no Liquidated Damages shall accrue after the fifteen (15) month anniversary of the Closing Date. The parties agree that the Liquidated Damages represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Investors if the Registration Statement is not filed on or prior to the Filing Date Deadline or has not been declared effective by the SEC on or prior to the Effectiveness Deadline or if there is a lapse in the effectiveness of the Registration Statement or Prospectus or if the Registration Statement or Prospectus ceases to be usable.

4.       "Piggyback" Registration Rights.

(a) If, at any time after the Mandatory Registration Termination Date, the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of a primary or secondary offering of Common Stock or pursuant to registration rights granted to holders of other securities of the Company (but excluding in all cases any registrations to be effected on Forms S-4 or S-8 or other applicable successor forms), the Company shall, each such time, give to the Investors holding Registrable Shares written notice of its intent to do so. Upon the written request of any such Investor given within 20 days after the giving of any such notice by the Company, the Company shall use reasonable efforts to cause to be included in such registration the Registrable Shares of such Investor, to the extent requested to be registered; provided that (1) the number of Registrable Shares proposed to be sold by such Investor is equal to at least twenty-five percent (25%) of the total number of Registrable Shares then held by such participating Investor, (ii) such Investor agrees to sell those of its Registrable Shares to be included in such registration in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company proposes to register and

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     (iii) if the  registration  is to include shares of Common Stock to be sold for the account of the Company or any party exercising demand registration rights pursuant to any other agreement with the Company in an underwritten offering, the proposed managing underwriter does not advise the Company that in its opinion the inclusion of such Investor's Registrable Shares (without any reduction in the number of shares to be sold for the account of the Company or such party exercising demand registration rights) is likely to materially and adversely affect the success of the offering or the price that would be received for any shares of Common Stock offered, in which case the rights of such Investor shall be as provided in Section 4(b) hereof.

(b) If a registration pursuant to Section 4(a) hereof involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by the Investors to be included in such registration is likely to materially and adversely affect the success of the offering or the price that would be received for any shares of Common Stock offered in such offering, then, notwithstanding anything in Section 4(a) to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of shares of Common Stock proposed to be included in such registration for the account of the Company and/or any stockholders of the Company (other than the Investors) that have exercised demand registration rights, in accordance with the priorities, if any, then existing among the Company and/or such stockholders of the Company with registration rights (other than the Investors), and (ii) second, the shares of Common Stock requested to be included in such registration by all other stockholders of the Company who have piggyback registration rights (including, without limitation, the Investors), pro rata among such other stockholders (including, without limitation, the Investors) on the basis of the number of shares of Common Stock that each of them requested to be included in such registration.

(c) In connection with any offering involving an underwriting of shares under this Section 4, the Company shall not be required under this Section 4 or otherwise to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

5. Obligations of the Company. In connection with the Company's obligation under Sections 3 and 4, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Registration Statement; provided, however, that before filing a registration statement or Prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish to one counsel to be designated by Investors participating in the planned offering and/or to one additional counsel designated by each Investor (each, a "Designated Counsel"), copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel.

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(b)  Furnish to the Investors such number of copies of the Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, Prospectus amendments and supplements as are prepared by the Company in accordance with Section 5(a) above) as the Investors may reasonably request in order to facilitate the disposition of such Investors' Registrable Shares.

(c) Promptly notify the Investors, at any time when the Prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in or relating to the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, thereafter, the Company will promptly prepare (and, when completed, give notice to each Investor) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares pursuant to the Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that upon such notification by the Company of the foregoing and instructing each Investor to cease to offer and sell Registrable Shares, each Investor will use commercially reasonable efforts to cease its offer and sale of Registrable Shares until the Company has notified the Investors that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to the Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to promptly prepare a Prospectus amendment or supplement as above provided in this Section 5(c) and deliver copies of same as above provided in Section 5(b) hereof).

(d) Use commercially reasonable efforts to register and qualify the Registrable Shares covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably appropriate in the opinion of the Company and the managing underwriters, if any, or if reasonably requested by the Investors; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Shares shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Shares be borne by the Investors, then the Investors shall, to the extent required by such jurisdiction, pay their pro rata share of such qualification expenses.

(e) Promptly notify (i) each Investor (A) any time when the Registration Statement, the Prospectus or any Prospectus supplement related thereto or post effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (B) of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation of any proceedings by any person to such effect, and promptly use all commercially reasonable efforts to obtain the release of such suspension, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares

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     for sale under the securities or blue sky laws of any  jurisdiction  or the initiation of any proceeding for such purpose, (D) when a Prospectus relating to the registration of the Registrable Shares is required to be delivered under the Securities Act, or (E) of the happening of any event as a result of which the Prospectus included, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and (ii) Designated Counsel of any request by the SEC for amendments or supplements to the Registration Statement or Prospectus or for additional information. If the notification relates to an event described in Section 5(c), the Company shall in accordance with Section 5(a), promptly prepare and furnish to each Investor, if any, selling Registrable Shares covered by such registration statement, a reasonable number of copies of a Prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading.

(f) Cause all such Registrable Shares registered pursuant to this Agreement to be listed on each securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Shares is then permitted under the rules of such exchange, or if no similar securities are then so listed, to either cause all such Registrable Shares to be listed on a national securities exchange or to secure designation of all such Registrable Shares as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Exchange Act, or failing that, secure NASDAQ authorization for such Registrable Shares.

(g)  Provide  a  transfer  agent  and  registrar  for  all  Registrable   Shares
     registered pursuant to this Agreement and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of registration and, at the time of the sale of the Registrable Shares pursuant to an effective Registration Statement or in accordance with
     Section 6.3 of the Stock Purchase Agreement, use commercially reasonable efforts to cause the transfer agent to remove restrictive legends on the securities covered by such Registration Statement.

(h) Promptly deliver to Designated Counsel copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, other than those portions of any such memoranda that contain information subject to attorney client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by Designated Counsel participating in any disposition to be effected pursuant to the Registration Statement, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by Designated Counsel in connection with such Registration Statement.

(i) Use commercially reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement.

(j)  Upon  written  request,  furnish  to  each  Investor  participating  in the
     offering,   without  charge,  at  least  one  (1)  conformed  copy  of  the

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     Registration Statement and any post-effective amendments thereto, including financial statements, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

(k) Comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the Registration Statement (and in any event within sixteen (16) months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve (12) consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

     6.  Furnish  Information.   It  shall  be  a  condition  precedent  to  the
obligations  of the  Company  to take  any  action  pursuant  to this  Agreement
(including, without limitation, to maintain the accuracy of any information previously furnished by Investors for use in the Registration Statement) that the Investors shall furnish to the Company such information regarding them and the securities held by them as the Company shall reasonably request and as shall be required by applicable securities laws in order to effect any registration by the Company pursuant to this Agreement.

     7. Expenses of Registration. All of the expenses incurred by the Company in connection with the registration of the Registrable Shares pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts), including without limitation, all registration, qualification and filing fees, printing fees and fees and disbursements of its counsel and one counsel to the Investors, shall be borne by the Company, whether or not such Registration Statement becomes effective or remains effective for the period contemplated hereby.

     8. Delay of Registration. No Investor shall take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

     9. Indemnification. For the purposes of this Section 9 and Section 11, the term "Registration Statement" shall include any preliminary or final Prospectus, exhibit, supplement or amendment included in or relating to, as the case may be, the Registration Statement referred to in Section 3(a).

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor, its directors, officers, employees, fiduciaries, members, managers, or general or limited partners (and the directors, officers, employees and stockholders thereof), any broker/dealer acting on behalf of any Investor and each officer and director of such Investor or broker/dealer and each Person, if any, who controls such Investor or broker/dealer within the meaning of the Securities Act (each, an "Investor Indemnified Person"), against any losses, claims, damages or liabilities, joint or several, and expenses (including reasonable counsel fees and disbursements, any amounts paid in any settlement effected with the Company's prior written consent) to which they may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained in the Registration Statement or in any amendments or supplements to the Registration Statement or any registration statement pursuant to which Registrable Shares are registered pursuant to Section 4 hereof (including any preliminary prospectus or final prospectus relating thereto, any amendments or supplements thereto and any exhibits thereto, a "Piggyback Registration Statement") or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein in light of the circumstance under which they were made not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act, state securities laws or NASDAQ or (ii) any failure of the Company to fulfill any undertaking included in the Registration Statement, or any Piggyback Registration Statement; and will reimburse such Investor Indemnified Person for any expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action (including reasonable expenses of legal counsel); provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with the Registration Statement or any Piggyback Registration Statement in reliance upon and in conformity with written information furnished expressly for use in connection with the Registration Statement or any Piggyback Registration Statement by the Investors. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Investor Indemnified Person and shall survive the sale of such Registrable Shares by such Investor.

     (b) To the extent permitted by law, each Investor will severally, and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, or any Piggyback Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, or any broker/dealer acting on behalf of the Company (a "Company Indemnified Person") against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, or broker/dealer may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any Piggyback Registration Statement or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or any Piggyback Registration Statement, in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with the Registration Statement or any Piggyback Registration Statement; and such Investor will reimburse any expenses reasonably incurred by a Company Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability or action (including reasonable counsel fees and disbursements); provided, however, that the liability of each Investor hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any)
 received by such Investor from the sale of Registrable Shares covered by the Registration Statement or Piggyback Registration Statement; as the case may be; and provided, further, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld). Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Person and, as relevant, shall survive the sale of such Registrable Shares by any Investor.

     (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 9, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties with the consent of the indemnified party (which consent will not be unreasonably withheld, conditioned or delayed). In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense; provided, however, that the counsel for the indemnifying party shall act as lead counsel in all matters pertaining to such defense or settlement of such claim and the indemnifying party shall only pay for such indemnified party's expenses for the period prior to the date of its participation on such defense.

     (d) If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, claim, damage, liability or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. If, however, the allocation provided in the first sentence of this paragraph is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 9(d). The amount paid or payable in respect of any claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending such loss, claim, damage or liability. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 9(d) to the contrary, no Investor shall be required pursuant to this Section 9(d) to contribute any amount in excess of the net proceeds received by such Investor from the sale of Registrable Shares in the offering to which the loss, claims, damage or liability relates, less the amount of any indemnification payment previously made by such indemnifying party pursuant to Section 9(b).

     (e) The obligations of the Company and the Investors under this Section 9 shall survive the completion of any offering of Registrable Shares pursuant to a Registration Statement or any Piggyback Registration Statement.

     (f) Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

     10. Reports under the Exchange Act. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Purchased Shares to the public without registration, the Company agrees to use commercially reasonable efforts: (i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144; (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act; (iii) as long as any Investor owns any Purchased Shares, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any such Purchased Shares without registration; and (iv) undertake any additional actions reasonably necessary to maintain the availability of the Registration Statement or the use of Rule 144.

     11. Deferral and Lock-up. Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the Investors a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made the good faith determination (i) that continued use by the Investors of the Registration Statement, or any Piggyback Registration Statement, for purposes of effecting offers or sales of Registrable Shares pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement, or any Piggyback Registration Statement of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) that it is therefore essential to suspend the use by the Investors of such Registration Statement, or any Piggyback Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant thereto, then the right of the Investors to use the Registration Statement, or any Piggyback Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for not more than thirty (30) days at one time and on no more than two occasions in the aggregate (the "Suspension Period(s)") after delivery by the Company of the certificate referred to above in this Section 11. Such 30-day periods shall be at least two business days apart. In no event, however, will any suspension be any longer than is reasonably necessary to avoid the adverse effect. During any Suspension Period, none of the Investors shall offer or sell any Registrable Shares publicly pursuant to or in reliance upon the Registration Statement, or the Prospectus, or any Piggyback Registration Statement (or the prospectus relating thereto).

     12. Transfer of Registration Rights. None of the rights of any Investor under this Agreement shall be transferred or assigned to any person unless (i) such person is a Qualifying Holder (as defined below), and (ii) such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit B hereto. For purposes of this Section 12, the term "Qualifying Holder" shall mean, with respect to any Investor, (i) any Affiliate of an Investor, or (ii) any other direct transferee from an Investor of at least 250,000 Purchased Shares that are held on the date hereof by such Investor. None of the rights of any Investor under this Agreement shall be transferred or assigned to any person (including, without limitation, a Qualifying Holder) that acquires Registrable Shares in the event that and to the extent that such person is eligible to resell such Registrable Shares pursuant to Rule 144(k) of the Securities Act or may otherwise resell such Registrable Shares pursuant to an exemption from the registration provisions of the Securities Act.

     13. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Majority Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any Piggyback Registration Statement unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of the securities of such holder or prospective holder will not reduce the amount of the Registrable Shares which the Investors wish to include in such Registration Statement.

     14. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Investor to sell any Registrable Shares pursuant to any effective registration statement.

     15. Nominees for Beneficial Owners. If Registrable Shares are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the holder of such Registrable Shares for purposes of any request or other action by any Investor pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Shares held by any Investor contemplated by this Agreement); provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

     16. Entire Agreement. This Agreement and exhibits attached hereto and incorporated herewith constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof and supercedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether oral or written.

     17. Agreement with Respect to Sales of Common Stock. Each Investor will not, and will cause each of its affiliates and any person acting on its or their behalf not to, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the shares of Common Stock, except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder.

     18. Miscellaneous.

     (a) Amendment. No amendment, modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and the holders of at least 66 2/3% of the Registrable Shares held by all of the Investors; provided, however, that in each case, no such amendment shall increase the obligations of any Investor without such Investor's written consent.

     (b) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to any conflicts of laws concepts that would apply the laws of another jurisdiction.

     (c) Assignment. The rights and obligations of the parties hereto shall inure to the benefit of, and shall be binding upon the authorized successors and permitted assigns of each party; provided that the terms and conditions of
Section 12 hereof are satisfied. This Agreement shall also be binding upon and inure to the benefit of any transferee 'of any of the Purchased Shares; provided the terms and conditions of Section 12 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor shall cease to own any Registrable Shares, all of such Investor's rights under this Agreement shall immediately terminate; provided, however, that if such Investor ceases to own Registrable Shares because all or a portion of such shares were sold pursuant to the Registration Statement or a Piggyback Registration Statement, then such Investor shall continue to have the rights and obligations set forth in Section 9 hereof, as provided in Section 9(e) hereof. In the event of any assignment by an Investor in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing the Instrument of Adherence attached hereto as Exhibit B.

     (d) Specific Performance. Each of the parties hereto acknowledges and agrees that damages will not be an adequate remedy for any material breach or violation of this Agreement if such material breach or violation would cause immediate and irreparable harm (an "Irreparable Breach"). Accordingly, in the event of a threatened or ongoing Irreparable Breach, each party hereto shall be entitled to seek, in any state or federal court in the State of New York, equitable relief of a kind appropriate in light of the nature of the ongoing or threatened Irreparable Breach, which relief may include, without limitation, specific performance or injunctive relief; provided, however, that if the party bringing such action is unsuccessful in obtaining the relief sought, the moving party shall pay the non-moving party's costs, including actual attorney's fees, incurred in connection with defending such action. Such remedies shall not be the parties' exclusive remedies, but shall be in addition to all other remedies provided in this Agreement.

     (e) Notice. Any notices, reports or other correspondence (hereinafter collectively referred to as "Correspondence") required or permitted to be given hereunder shall be sent by courier (overnight or same day) or facsimile or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

     (i) All Correspondence to the Company shall be addressed as follows:

                        EP MedSystems, Inc.
                        575 Route 73 North
                        Building D
                        West Berlin, New Jersey 08091-9293
                        Attention:  President and Chief Executive Officer
                        Facsimile:  (856) 753-8544

                        with a copy to:

                        Heller Ehrman White & McAuliffe LLP
                        120 West 45th Street
                        New York, New York 10036
                        Attention:  Salvatore J. Vitiello, Esq.
                        Facsimile:  (212) 703-8923

     (ii) All Correspondence to any Investor shall be sent to such Investor at the address set forth in Exhibit A.

     (iii)Any Person may change the address to which correspondence to it is to be addressed by notification as provided for herein.

     (f) Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

     (g)   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (The remainder of this page has been intentionally left blank; signature page follows)

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

                          EP MEDSYSTEMS, INC.


                          By:     /s/ Reinhard Schmidt
                                  Reinhard Schmidt
                                  President and Chief Executive Officer



     THE INVESTOR'S SIGNATURE TO THE INVESTOR QUESTIONNAIRE DATED EVEN DATE HEREWITH SHALL CONSTITUTE THE INVESTOR'S SIGNATURE TO THIS REGISTRATION RIGHTS AGREEMENT.


                                                     Exhibit A
                                                     Investors

---------------------------------------------------------------------------------------------------------
               INVESTOR                               ADDRESS                           NUMBER
                                                                                 OF SHARES PURCHASED
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
SF Capital Partners Ltd.               c/o STARO Asset Management, LLC                1,000,000
                                       3600 South Lake Dr.
                                       St. Francis, WI  53235
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Catalysis Partners, LLC                100 Wilshire Blvd.                               75,000
                                       Santa Monica, CA  09401
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TCMP3 Partners                         c/o Titan Capital Management                     80,000
                                       7 Century Drive
                                       Parsippany, NJ 07054
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
C.E. Unterberg, Towbin Capital         350 Madison Avenue                              250,000
Partners I, LP                         New York, NY 10017
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Marjorie & Clarence E. Unterberg       c/o C.E. Unterberg, Towbin                       50,000
Foundation Inc.                        350 Madison Avenue
                                       New York, NY 10017
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Andrew Arno                            c/o C.E. Unterberg, Towbin                       20,000
                                       350 Madison Avenue
                                       New York, NY 10017
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Andrew Arno ACF                        c/o C.E. Unterberg, Towbin                       5,000
Jesse B. Arno UGMA                     350 Madison Avenue
                                       New York, NY 10017
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Andrew Arno ACF                        c/o C.E. Unterberg, Towbin                       5,000
Matthew Arno UGMA                      350 Madison Avenue
                                       New York, NY 10017
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Elizabeth Arno                         11 Poplar Street                                 20,000
                                       Stoneham, MA 02180
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Peter C. Keefe SEP-IRA                 614 Oakland Terrace                              5,000
                                       Alexandria, VA  22302
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Alexandra B. Knop                      8085 Goshen Road                                 7,000
                                       Malvern, PA  19355
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
William J.W. Knop                      26175 Ticonderoga Road                           9,000
                                       Chantilly, VA  20152
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
James H. Rooney                        1801 Edgehill Drive                              20,000
                                       Alexandria, VA  22307
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Peter J. Knop                          26175 Ticonderoga Road                           15,000
                                       Chantilly, VA  20152
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Mary L. Mackall                        2000 Fort Drive                                  7,000
                                       Alexandria, VA  22307
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Robert D. Van Roijen                   950 N. Orlando Avenue                            50,000
                                       Suite 110
                                       Winter Park, FL 32789
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Patience Partners, LP                  950 N. Orlando Avenue                            10,000
                                       Suite 110
                                       Winter Park, FL 32789
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Oracle Offshore Ltd.                   c/o Ironshore Corp. Services, Ltd.               13,000
                                       Queensgate House
                                       So. Church Street, PO Box 1234
                                       Georgetown, Grand Cayman,
                                       Grand Cayman Islands



---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Sam Oracle Investments, Inc.           200 Greenwich Avenue                             31,000
                                       Greenwich, CT  06830
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Oracle Partners, LP                    200 Greenwich Avenue                            313,000
                                       Greenwich, CT  06830
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Oracle Institutional Partners LP       200 Greenwich Avenue                             90,000
                                       Greenwich, CT  06830
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Blaze Corporation                      c/o Stanley Cohen                                15,000
                                       Royal Management
                                       405 Park Ave.
                                       New York, NY  10022
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Burton R. Rubin                        980 Fifth Avenue                                 5,000
                                       Apt. 12A
                                       New York, NY 10021
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
J. Bruce Llewellyn                     300 Central Park West                            10,000
                                       Apt. 17D
                                       New York, NY 10024
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Atlas Fund, LLC                        181 W. Madison, 36th Floor                     1,000,000
                                       Chicago, IL  60602
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
James E. Borner & Ann B. Borner JTWROS 400 West End Ave., Apt 17A                       15,000
                                       New York, NY  10034
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Charles A. DeBare                      47 East 88th Street, Apt 8C                      15,000
                                       New York, NY  10128
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Mary A. DeBare                         47 East 88th Street, Apt 8C                      15,000
                                       New York, NY  10128
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Scott A. Sampson TEE FBO: SAS Trust    c/o Sampson Investments                          20,000
I  U/A/D 7/30/93                       222 Erie Street
                                       Milwaukee, WI 53202
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Stuart Schapiro Money Purchase Plan    41 Winged Foot Drive                             20,000
                                       Larchmont, NY 10538
---------------------------------------------------------------------------------------------------------


                                    Exhibit B

                             Instrument of Adherence

     Reference is hereby made to that certain Registration Rights Agreement, dated as of December 26, 2003, among EP MedSystems, Inc., a New Jersey corporation (the "Company"), the Investors and the Investor Permitted Transferees, as amended and in effect from time to time (the "Registration Rights Agreement"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

     The undersigned, in order to become the owner or holder of ___________ shares of Company common stock, no par value, $0.001 stated value per share (the "Common Stock"), hereby agrees that, from and after the date hereof, the undersigned has become a party to the Registration Rights Agreement in the capacity of an Investor Permitted Transferee, and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Registration Rights Agreement that are applicable to Investor Permitted Transferees. This Instrument of Adherence shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of the State of New York.

                                                Signature:
                                                                 Name:
                                                                 Title:

Accepted:


EP MedSystems, Inc.


   By:
          Name: ______________________________
          Title:


   Date:

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                                                 Table of Contents

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1.       Definitions. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:...................................................................1

2.       Effectiveness; Termination..............................................................................2

3.       Registration............................................................................................2

4.       "Piggyback" Registration Rights.........................................................................4

5.       Obligations of the Company..............................................................................5

6.       Furnish Information.....................................................................................7

7.       Expenses of Registration................................................................................7

8.       Delay of Registration...................................................................................8

9.       Indemnification.........................................................................................8

10.      Reports under the Exchange Act.........................................................................11

11.      Deferral and Lock-up...................................................................................11

12.      Transfer of Registration Rights........................................................................12

13.      Limitations on Subsequent Registration Rights..........................................................12

14.      No Required Sale.......................................................................................12

15.      Nominees for Beneficial Owners.........................................................................12

16.      Entire Agreement.......................................................................................13

17.      Agreement with Respect to Sales of Common Stock........................................................13

18.      Miscellaneous..........................................................................................13

Exhibit A.......................................................................................................17

Exhibit B.......................................................................................................18

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